Exhibit 99.2
Grubb & Ellis Company
Unaudited Pro Forma Condensed Consolidated Financial Statements
As of March 31, 2011 and for the Three Months Ended March 31, 2011
and for the Year Ended December 31, 2010
The accompanying unaudited pro forma condensed consolidated financial statements (including the notes thereto) are qualified in their entirety by reference to and should be read in conjunction with our Quarterly Report on Form 10-Q for the three months ended March 31, 2011 and our Annual Report on Form 10-K for the year ended December 31, 2010. In management’s opinion, all adjustments necessary to reflect the transactions have been made.
The accompanying unaudited pro forma condensed consolidated balance sheet as of March 31, 2011 is presented as if we sold Daymark Realty Advisors, Inc. (“Daymark”) and Alesco Global Advisors (“Alesco”), on March 31, 2011.
The accompanying unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 2011 is presented as if we sold Daymark and Alesco on January 1, 2011.
The accompanying unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2010 is presented as if we sold Daymark and Alesco on January 1, 2010.
The accompanying unaudited pro forma condensed consolidated financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the dispositions reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future.

Grubb & Ellis Company
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of March 31, 2011

		Disposition of
	Company	Daymark and		Company
	Historical(A)	Alesco (B)		Pro Forma

ASSETS

Current assets:
Cash and cash equivalents	$9,338	$(2,450)	(C)	$6,888
Restricted cash	8,739	(4,903)		3,836
Investment in marketable equity securities	2,855	(867)		1,988
Accounts receivable from related parties — net	3,504	82		3,586
Notes and advances to related parties — net	3,755	(3,755)		—
Service fees receivable — net	30,950	—		30,950
Professional service contracts — net	3,455	—		3,455
Prepaid expenses and other assets	14,350	(925)		13,425

Total current assets	76,946	(12,818)		64,128
Accounts receivable from related parties — net	11,438	(11,438)		—
Notes and advances to related parties — net	7,500	(7,500)		—
Professional service contracts — net	5,259	—		5,259
Investments in unconsolidated entities	5,166	(5,166)		—
Property held for investment — net	44,871	(44,871)		—
Property, equipment and leasehold improvements — net	11,379	(1,306)		10,073
Identified intangible assets — net	86,032	(6,392)		79,640
Other assets — net	6,419	(4,397)		2,022
Goodwill	1,521	—		1,521

Total assets	$256,531	$(93,888)		$162,643

LIABILITIES AND SHAREOWNERS’ DEFICIT

Current liabilities:
Accounts payable and accrued expenses	$72,348	$(9,526	)(D)	$62,822
Due to related parties	1,775	(1,775)		—
Notes payable and capital lease obligations	809	5,000	(C)	5,809
Other liabilities	16,651	(16,425)		226

Total current liabilities	91,583	(22,726)		68,857
Long-term liabilities:
NNN senior notes	16,277	(16,277)		—
Convertible notes	30,212	—		30,212
Mortgage notes	70,000	(70,000)		—
Notes payable and capital lease obligations	534	(14)		520
Other long-term liabilities	8,902	—		8,902
Deferred tax liabilities	25,269	(198)		25,071

Total liabilities	242,777	(109,215)		133,562
Commitments and contingencies
Preferred stock: 12% cumulative participating perpetual convertible; $0.01 par value; 1,000,000 authorized as of March 31, 2011; 965,700 shares issued and outstanding as of March 31, 2011	92,977	—		92,977
Shareowners’ deficit:
Preferred stock: $0.01 par value; 19,000,000 shares authorized as of March 31, 2011; no shares issued and outstanding as of March 31, 2011	—	—		—
Common stock: $0.01 par value; 200,000,000 shares authorized as of March 31, 2011; 69,921,581 shares issued and outstanding as of March 31, 2011	699	—		699
Additional paid-in capital	408,579	—		408,579
Accumulated deficit	(497,170)	23,784		(473,386)
Other comprehensive income	184	—		184

Total Grubb & Ellis Company shareowners’ deficit	(87,708)	23,784		(63,924)
Noncontrolling interests	8,485	(8,457)		28

Total deficit	(79,223)	15,327		(63,896)

Total liabilities and shareowners’ deficit	$256,531	$(93,888)		$162,643

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

Grubb & Ellis Company
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Three Months Ended March 31, 2011

		Disposition of
	Company	Daymark and		Company
	Historical(A)	Alesco(E)		Pro Forma
REVENUE
Management services	$59,045	—		$59,045
Transaction services	50,452	—		50,452
Investment management	2,696	65		2,761
Investment management — Daymark	4,035	(4,035)		—
Rental related	3,860	(3,860)		—

Total revenue	120,088	(7,830)		112,258
OPERATING EXPENSE
Compensation costs	114,309	(4,883)		109,426
General and administrative	22,846	(4,699)		18,147
Provision for doubtful accounts	2,326	(1,087)		1,239
Depreciation and amortization	3,469	(1,387)		2,082
Rental related	2,344	(2,344)		—
Interest	2,317	(1,445)	(F)	872
Real estate related recoveries	(9,024)	9,024		—
Intangible asset impairment	480	(480)		—

Total operating expense	139,067	(7,301)		131,766

OPERATING LOSS	(18,979)	(529)		(19,508)

OTHER (EXPENSE) INCOME
Equity in losses of unconsolidated entities	(71)	(93)		(164)
Interest income	79	(41)		38
Other income	287	(287)		—

Total other income (expense)	295	(421)		(126)

NET LOSS	(18,684)	(950)		(19,634)
Net loss attributable to noncontrolling interests	(395)	395		—

NET LOSS ATTRIBUTABLE TO GRUBB & ELLIS COMPANY	(18,289)	(1,345)		(19,634)
Preferred stock dividends	(2,897)	—		(2,897)

NET LOSS ATTRIBUTABLE TO GRUBB & ELLIS COMPANY COMMON SHAREOWNERS	$(21,186)	$(1,345)		$(22,531)

Basic loss per share
Net loss per share attributable to Grubb & Ellis Company common shareowners	$(0.32)			$(0.34)

Diluted loss per share
Net loss per share attributable to Grubb & Ellis Company common shareowners	$(0.32)			$(0.34)

Basic weighted average shares outstanding	65,664			65,664

Diluted weighted average shares outstanding	65,664			65,664

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

Grubb & Ellis Company
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2010

		Disposition of
	Company	Daymark and		Company
	Historical(G)	Alesco(H)		Pro Forma
REVENUE
Management services	$274,606	—		$274,606
Transaction services	236,238	—		236,238
Investment management	21,333	(10,628)		10,705
Investment management — Daymark	21,918	(21,918)		—
Rental related	21,362	(21,362)		—

Total revenue	575,457	(53,908)		521,549
OPERATING EXPENSE
Compensation costs	519,694	(25,338)		494,356
General and administrative	75,624	(11,896)		63,728
Provision for doubtful accounts	9,363	(3,189)		6,174
Depreciation and amortization	12,665	(5,409)		7,256
Rental related	16,523	(16,523)		—
Interest	8,504	(6,069)	(F)	2,435
Real estate related impairments	859	(859)		—
Intangible asset impairment	2,769	(2,769)		—

Total operating expense	646,001	(72,052)		573,949

OPERATING LOSS	(70,544)	18,144		(52,400)

OTHER (EXPENSE) INCOME
Equity in losses of unconsolidated entities	(1,413)	611		(802)
Interest income	428	(249)		179
Other income	658	(204)		454

Total other expense	(327)	158		(169)

Loss from continuing operations before income tax benefit	(70,871)	18,302		(52,569)
Income tax benefit	78	(609)		(531)

Loss from continuing operations	(70,793)	17,693		(53,100)

DISCONTINUED OPERATIONS
Loss from discontinued operations — net of taxes	(211)	211		—
Gain from discontinued operations — net of taxes	1,273	(1,273)		—

Total income from discontinued operations	1,062	(1,062)		—

NET LOSS	(69,731)	16,631		(53,100)
Net (loss) income attributable to noncontrolling interests	(2,951)	3,181		230

NET LOSS ATTRIBUTABLE TO GRUBB & ELLIS COMPANY	(66,780)	13,450		(53,330)
Preferred stock dividends	(11,588)	—		(11,588)

NET LOSS ATTRIBUTABLE TO GRUBB & ELLIS COMPANY COMMON SHAREOWNERS	$(78,368)	$13,450		$(64,918)

Basic loss per share
Loss from continuing operations attributable to Grubb & Ellis Company common shareowners	$(1.23)			$(1.00)
Income from discontinued operations attributable to Grubb & Ellis Company common shareowners	$0.02			$—

Net loss per share attributable to Grubb & Ellis Company common shareowners	$(1.21)			$(1.00)

Diluted loss per share
Loss from continuing operations attributable to Grubb & Ellis Company common shareowners	$(1.23)			$(1.00)
Income from discontinued operations attributable to Grubb & Ellis Company common shareowners	$0.02			$—

Net loss per share attributable to Grubb & Ellis Company common shareowners	$(1.21)			$(1.00)

Basic weighted average shares outstanding	64,756			64,756

Diluted weighted average shares outstanding	64,756			64,756

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

Grubb & Ellis Company
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
(A)	As reported in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2011.

(B)
Adjustments have been made to reflect the sale of Daymark Realty Advisors, Inc. (“Daymark”) and Grubb & Ellis Alesco Global Advisors, LLC (“Alesco”) to unaffiliated third parties, as if the sales had occurred on March 31, 2011. As such, adjustments have been made to remove the carrying value of the assets and liabilities as of March 31, 2011 related to Daymark and Alesco.

(C)
In connection with the sale of Daymark, we paid $0.5 million to pay down a portion of the intercompany balance owed to Daymark as of March 31, 2011. $5.0 million of the intercompany balance was converted to a note payable from Grubb & Ellis Company to Daymark due five years from the date of the sale transaction (August 10, 2016) at an annual interest rate of 7.95% and $10.7 million of the intercompany payable balance was assumed by the purchaser. Adjustment also includes estimated closing costs of $4.2 million related to the sale of Daymark and anticipated sales proceeds of $2.25 million related to the pending sale of Alesco.

(D)	Includes $1.65 million of certain indemnifications and reimbursements of costs provided to purchaser.

(E)
Adjustments have been made to reflect the sale of Daymark and Alesco to unaffiliated third parties, as if the sales had occurred on January 1, 2011. As such, adjustments have been made to remove all revenues and expenses of Daymark and Alesco during the three months ended March 31, 2011.

(F)	Includes interest expense on the $5.0 million note payable to Daymark at an annual interest rate of 7.95%. The note matures five years from the date of the Daymark sale transaction (August 10, 2016).

(G)	As reported in our Annual Report on Form 10-K for the year ended December 31, 2010.

(H)
Adjustments have been made to reflect the sale of Daymark and Alesco to unaffiliated third parties, as if the sales had occurred on January 1, 2010. As such, adjustments have been made to remove all revenues and expenses of Daymark and Alesco during the year ended December 31, 2010.